UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AVENUE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVENUE THERAPEUTICS, INC.

1140 Avenue of the Americas, Floor 9

New York, New York 10036

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 16, 2020

On May 29, 2020, Avenue Therapeutics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, related to a change to the location Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 16, 2020. As described below, due to continued public health concerns resulting from the coronavirus (COVID-19) outbreak, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s stockholders, directors and employees, the Annual Meeting will now be held in a virtual-only meeting format. As there will not be a physical location, stockholders will not be able to vote their shares in person at the Annual Meeting. Stockholders will instead be able to vote their shares by submitting a proxy in advance of the Annual Meeting using one of the methods described in the proxy materials for the Annual Meeting, or by attending the Annual Meeting virtually following the instructions outlined in the Notice of Change of Location of Annual Meeting of Shareholders.

The Notice of Change of Location of the Annual Meeting, a copy of which is also attached hereto, supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at http://ir.avenuetx.com/investors/financial-information/sec-filings/default.aspx or at www.proxyvote.com.

These supplemental proxy materials are being filed with the SEC and are being made available to stockholders on or about May 29, 2020. Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Avenue Therapeutics to Host Virtual Annual Meeting of Stockholders

New York, NY – May 29, 2020 – Avenue Therapeutics, Inc. (NASDAQ: ATXI) (“Avenue”), a company focused on the development of intravenous (“IV”) tramadol for the U.S. market, today announced that it will host the Company’s 2020 annual meeting of stockholders (“Annual Meeting”) virtually due to public health concerns resulting from the coronavirus (COVID-19) outbreak, and government-recommended and required limits on public gatherings. Holding the Annual Meeting online will also protect the health and safety of the Company’s stockholders, directors and employees.

The Annual Meeting will begin at 10:00 am (ET) on Tuesday, June 16, 2020, and will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record as of the close of business on April 20, 2020 will be able to vote through the online platform.

Investors can access the virtual Annual Meeting and participate in the following ways:

•	Visit www.virtualshareholdermeeting.com/ATXI2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials.

•	Log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 16, 2020.

•	Vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email Avenue Therapeutics, Inc. at ir@avenuetx.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/ATXI2020.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at www.virtualshareholdermeeting.com/ATXI2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 16, 2020 and will remain available until the meeting has ended.

Whether or not stockholders plan to attend the virtual Annual Meeting, Avenue urges stockholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the Annual Meeting.

About Avenue Therapeutics

Avenue Therapeutics is a specialty pharmaceutical company whose mission is to develop IV tramadol, a potential alternative that could reduce the use of conventional opioids, for patients suffering from acute pain in the U.S. Avenue is headquartered in New York City and was founded by Fortress Biotech, Inc. (NASDAQ: FBIO). For more information, visit www.avenuetx.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to us obtaining regulatory approval from the FDA for our product candidate, risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner, risks relating to our growth strategy; risks relating to the results of research and development activities; risks relating to the timing of starting and completing clinical trials; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Contacts:

Jaclyn Jaffe and William Begien

Avenue Therapeutics, Inc.

(781) 652-4500

ir@avenuetx.com

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 16, 2020 at 10:00 a.m. Eastern Time

Virtual Meeting - No Physical Meeting Location

To the Stockholders of Avenue Therapeutics, Inc.:

In light of the coronavirus outbreak (“COVID-19”), public health concerns, and government-recommended and required limits on public gatherings, and to prioritize the health and well-being of our stockholders, directors, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in virtual format only.

The meeting will be held at 10:00 a.m. Eastern Time on June 16, 2020. As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record as of the close of business on April 20, 2020 will be able to vote and ask questions during the meeting by remote participation.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/ATXI2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 16, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting. You may email Avenue Therapeutics, Inc. at ir@avenuetx.com to coordinate arrangements to view the stockholder list. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/ATXI2020.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day, a phone number for technical support will be provided on the meeting page at www.virtualshareholdermeeting.com/ATXI2020. Technical support will be available beginning at 9:45 a.m. Eastern Time on June 16, 2020 and will remain available until the meeting has ended.

We thank you for your interest in our Company and look forward to your participation at our virtual Annual Meeting.

By Order of the Board of Directors,

Joseph Vazzano

Corporate Secretary

May 29, 2020